UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 22, 2011

ADVENTRX Pharmaceuticals, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32157	84-1318182
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12390 El Camino Real, Suite 150, San Diego, California		92130
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-552-0866

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 22, 2011, Brandi L. Roberts commenced employment with ADVENTRX Pharmaceuticals, Inc. (the "Company") as the Company’s vice president, finance and principal accounting officer. Patrick L. Keran, the Company’s president and chief operating officer will continue to serve as the Company’s principal financial officer.

Ms. Roberts, age 37, previously served as the Company’s vice president, finance from June 2008 to January 2009. Subsequently, from January 2009 to March 2011, she served as vice president, accounting and corporate controller of Alphatec Spine, Inc., the wholly-owned operating subsidiary of Alphatec Holdings, Inc., a medical technology company listed on the NASDAQ Global Select Market. From June 2007 to June 2008, Ms. Roberts served as executive director, corporate controller of Artes Medical, Inc., a publicly traded medical technology company, and from September 2005 to June 2007, Ms. Roberts served as director, finance of Stratagene Corporation, a publicly traded life sciences company acquired by Agilent Technologies, Inc. in June 2007. She is a certified public accountant (inactive) with the State of California. Ms. Roberts received a B.S. in Business Administration from the University of Arizona and an M.B.A. from the University of San Diego.

Pursuant to an offer letter from the Company, dated February 11, 2011 (the "Offer Letter"), Ms. Roberts initial annual base salary is $220,000. In addition, she may receive a stock option award to purchase up to 85,000 shares of the Company’s common stock under its 2008 Omnibus Incentive Plan, which option may vest as to 25% of the shares underlying the option on the first anniversary of Ms. Roberts’ employment with the Company and in substantially equal monthly increments over the following three-year period. Pursuant to the Offer Letter, Ms. Roberts is also eligible for an incentive award, the target amount of which is 25% of the base salary earned by Ms. Roberts in 2011. Ms. Roberts’ award will be based on the Company’s achievement of 2011 corporate performance objectives and her achievement of individual performance objectives determined by the Company’s board of directors (or a committee thereof), and, in the event the Company adopts a short-term incentive/bonus plan, other than with respect to her target award amount, Ms. Roberts’ incentive award will be granted under that plan on the same terms and conditions generally applicable to other similarly situated employees of the Company.

The foregoing description of the terms of the Offer Letter is subject to, and qualified in its entirety by, the Offer Letter, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The list of exhibits called for by this Item is incorporated by reference to the Exhibit Index filed with this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVENTRX Pharmaceuticals, Inc.

March 22, 2011	By:	/s/ Patrick L. Keran

Name: Patrick L. Keran
Title: President and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

10.1	Offer letter, dated February 11, 2011, to Brandi L. Roberts